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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                   -------------

                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                 Date of Report (Date of earliest event reported):
                                    May 18, 1998
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                              GREENTREE SOFTWARE, INC.
                             -------------------------
                 (Exact Name of Registrant as Specified in Charter)


                                      NEW YORK
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                   (State or Other Jurisdiction of Incorporation)

     0-12094                                         13-2897997
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     (Commission File Number)                       (IRS Employer
                                                  Identification No.)

         7901 Flying Cloud Drive, Suite 200, Eden Prairie, Minnesota  55344
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                  (Address of Principal Executive Offices)       (Zip Code)

                Registrant's telephone number, including area code:
                                   (612) 941-1500
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     ITEM 5.  OTHER EVENTS.

     On May 18, 1998, the Registrant announced the completion of its $4.2 million private placement which is described in the Registrant's press release dated May 18, 1998, a copy of which is filed as Exhibit A to this report.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.

     Exhibit A      Press released dated May 18, 1998

                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GREENTREE SOFTWARE, INC.



                              By: /s/ Joseph D. Mooney
                              Name: Joseph D. Mooney
                              Title: Chairman and Chief Executive Officer

Dated: May 18, 1998